UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

Office Properties Income Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Office Properties Income Trust.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2022, the Company filed a Current Report on Form 8-K regarding the election of Mark A. Talley to the Board of Trustees (the “Board”). On June 16, 2022, the Board appointed Mr. Talley to serve on the Audit Committee and the Compensation Committee of the Board.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on June 16, 2022 (the “Annual Meeting”), the Company’s shareholders voted on the election of five Trustees to the Board each for a one year term of office continuing until the Company’s 2023 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Barbara D. Gilmore	28,613,791	9,224,977	5,469,087
John L. Harrington	31,021,344	6,817,424	5,469,087
William A. Lamkin	36,608,708	1,230,060	5,469,087
Elena B. Poptodorova	28,992,281	8,846,487	5,469,087
Adam D. Portnoy	25,237,048	12,601,720	5,469,087

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
35,132,204	2,390,618	315,946	5,469,087

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2022 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
42,764,714	412,700	130,441	N/A

The results reported above are final voting results.

Item 8.01.    Other Events.

Trustee Compensation

Also on June 16, 2022, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on June 16, 2022, the Company awarded each of the Company’s Trustees 3,500 of the Company’s common shares of beneficial interest.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Summary of Trustee Compensation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

	By:	/s/ Matthew C. Brown
	Name:	Matthew C. Brown
	Title:	Chief Financial Officer and Treasurer

Date: June 17, 2022